THE HENLOPEN FUND

                            (THE HENLOPEN FUND LOGO)

                                 ANNUAL REPORT

                                 JUNE 30, 1999

To My Fellow Shareholders:

For the Quarter ending 6/30/99, The Henlopen Fund advanced 13.2%. Our goal is to generate long-term capital appreciation for our shareholders. Annualized returns for the Fund for 1, 3 and 5 years are +16.4%, +17.5% and +23.5%, respectively. Since inception on 12/2/92, the Fund has an annualized return of +20.9%.

Stocks performed well during the quarter, generally continuing the advance that started last fall. In spite of foreign economic difficulties and even a brief shooting war, the US economy continues to exhibit strong, non-inflationary growth that has, in turn, attracted capital to our financial markets. Not that the road has been easy for equity investors (it seldom is), but considerable opportunity exists for those able to recognize important trends in the so-called "new economy". Technology, telecommunications and the Internet are three sectors at the forefront of current investment opportunity and all are represented in the portfolio.

An example of such an investment, which touches all three above-mentioned sectors, is Polycom. Polycom is the leader in the video and audio teleconference markets. With more than 75% market share in the audio conferencing market, Polycom has moved rapidly into the video conferencing market with telephone and Internet based products. Polycom has strong relationships with global partners such as Lucent, Minnesota Mining and Manufacturing, GTE Network Services and Hong Kong Telecom allowing it to quickly penetrate world markets.

Not all opportunity is technology or Internet based, however. Whitehall Jewellers is a specialty retailer of fine jewelry, operating 262 stores in 29 states. With a highly efficient and profitable store format, Whitehall is expanding its store base to take advantage of the positive demographic and economic trends in the jewelry industry.

As of July 29, 1999, the Board of Trustees has declared distributions of $1.24532 from short-term realized capital gains which will be treated as ordinary income and $0.00261 from net long-term capital gains, payable July 30, 1999 to shareholders of record on July 28, 1999.

We find ourselves being a bit redundant with past letters as the environment continues to be generally positive for equity investment. Care must always be taken with respect to research, investment judgement and attention to investment value. We continue to believe that a diversified portfolio of market-leading growth companies gives our shareholders the best opportunity for long-term capital appreciation and are confident in our time-tested approach to that end.

Sincerely yours,

/s/Michael L. Hershey

Michael L. Hershey
President

       ONE YEAR COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                 The Henlopen Fund   S&P 500 Index   Lipper Growth Fund Index
6/30/98                $10,000             $10,000             $10,000
9/30/98                 $8,000              $9,010              $8,860
12/31/98               $10,144             $10,929             $10,880
3/31/99                $10,286             $11,476             $11,435
6/30/99                $11,644             $12,279             $12,178

*Ending value represents increases of 16.43%, 22.71% and 21.68%, respectively.

MANAGED BY LANDIS ASSOCIATES, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Henlopen Fund invests in market-leading growth companies across a broad spectrum of industries. Relying on internal research and judgement, the Fund looks for companies that have competitive products and services, have strong management teams and are generating strong revenue and earnings growth. Artificial capitalization restraints are avoided so that growing companies, regardless of size, are included in the portfolio. The Fund strives to be fully invested and to maintain a balanced, diversified approach, investing across many industries and market sectors. This investment approach is based upon our conviction that growing businesses create capital, and that the best way for an investor to increase capital is to own shares of growing businesses.

Fiscal 1999 was the sixth consecutive year of Fund growth. For the year ending 6/30/99, the Fund appreciated 16.4%, while over the last three years the Fund has appreciated at an annual compounded rate of 17.5%.

The first quarter of fiscal 1999 was a difficult one for investors. Fears that the economic problems of the Far East and Latin America would spill into our economy made for weak equity prices, especially in export sectors and technology. By the Fall, falling interest rates and the continued robust growth in the US economy steadied investor sentiment and the markets have continued on an upward bias since then. Strong sectors in the market and the Fund have included the technology, telecommunications and Internet companies. Domestic economic factors remain positive, particularly the current environment of non-inflationary growth, and the Fund is still able to find attractive growth companies at reasonable prices.


  SINCE INCEPTION COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX

                  THE HENLOPEN FUND     S&P 500 INDEX  LIPPER GROWTH FUND IDNDEX
 12/2/92*<F3>          $10,000             $10,000             $10,000
 6/30/93               $11,562             $10,643             $10,661
 6/30/94               $12,126             $10,792             $10,841
 6/30/95               $15,493             $13,600             $13,350
 6/30/96               $21,442             $17,140             $16,109
 6/30/97               $22,519             $23,088             $19,916
 6/30/98               $29,908             $30,081             $25,942
 6/30/99               $34,813             $36,909             $31,572

AVERAGE ANNUAL TOTAL RETURN
---------------------------------
                 since inception
1-Year    5-Year    12/2/92
16.4%     23.5%     20.9%

*<F3>December 2, 1992 inception date

Past performance is not predictive of future performance.


                            STATEMENT OF NET ASSETS
                                 June 30, 1999
                                                               QUOTED
SHARES OR PRINCIPAL AMOUNT                         COST    MARKET VALUE
--------------------------                      ------  --------------
LONG-TERM INVESTMENTS -- 97.5% (a)<F2>
COMMON STOCKS -- 97.5% (a)<F2>
               BASIC RESOURCES -- 4.1%
    20,000     Barrick Gold Corp.         $     396,200  $     387,500
    30,000     De Beers Cons Mines - ADR        420,000        716,250
   100,000     Meridian Gold Inc.*<F1>          562,381        462,500
    61,250     Placer Dome Inc.                 400,839        723,516
    63,000     Royal Gold, Inc.*<F1>            255,925        287,437
                                          -------------  -------------
                                              2,035,345      2,577,203
               BUSINESS SERVICES -- 3.5%
    36,000     Metamor Worldwide, Inc.*<F1>     610,822        866,250
    21,000     Snyder Communications, Inc.*<F1> 622,072        687,750
    85,000     Telespectrum Worldwide Inc.*<F1> 591,450        658,750
                                          -------------  -------------
                                              1,824,344      2,212,750
               COMMUNICATIONS -- 15.3%
    24,000     ANTEC Corp.*<F1>                 710,518        769,500
    12,000     AT&T Corp.                       661,980        669,750
    22,000     Ciena Corp.*<F1>                 686,400        664,125
    12,000     Cisco Systems Inc.*<F1>          734,625        771,750
    16,000     Comcast Corp. Special
                 Cl A NV                        527,583        615,000
    17,000     Cox Communications, Inc.*<F1>    635,067        625,812
    10,500     CT Communications, Inc.          399,000        431,813
     6,500     MCI Worldcom Inc.*<F1>           468,000        559,406
    22,000     Newbridge Networks Corp.*<F1>    662,592        632,500
    10,000     Nortel Networks Corp.            649,350        868,125
    40,000     Polycom, Inc.*<F1>               677,122      1,560,000
     6,000     QUALCOMM Inc.*<F1>               622,500        861,000
    50,000     Tekelec*<F1>                     578,748        609,375
                                          -------------  -------------
                                              8,013,485      9,638,156
               COMPUTER SYSTEMS -- 4.4%
   100,000     Concurrent Computer Corp.*<F1>   636,890        631,250
    50,000     Sequent Computer
                 Systems, Inc.*<F1>             725,729        887,500
    10,000     Sun Microsystems, Inc.*<F1>      662,813        688,750
    75,000     Texas Micro Inc.*<F1>            487,188        562,500
                                          -------------  -------------
                                              2,512,620      2,770,000
               CONSUMER DURABLES -- 1.0%
    60,000     Lazare Kaplan
                 International Inc.*<F1>        504,012        607,500
               DISTRIBUTION -- 2.2%
    45,000     American Aircarriers
                 Support, Inc.*<F1>             500,604        388,125
    42,500     D & K Healthcare
                 Resources, Inc.*<F1>           724,406      1,014,687
                                          -------------  -------------
                                              1,225,010      1,402,812
               ENERGY/SERVICES -- 4.7%
    44,000     AstroPower, Inc.*<F1>            286,500        770,000
    30,000     Nabors Industries, Inc.*<F1>     691,800        733,125
    30,000     Penn Virginia Corp.              579,300        592,500
    46,000     Plains Resources Inc.*<F1>       634,453        874,000
                                          -------------  -------------
                                              2,192,053      2,969,625
               FINANCIAL SERVICES -- 7.1%
    20,000     Allied Capital Corp.             452,500        480,000
    11,000     Markel Corp.*<F1>              1,108,162      2,057,000
    80,000     Philadelphia Consolidated
                 Holding Corp.*<F1>           1,203,809      1,960,000
                                          -------------  -------------
                                              2,764,471      4,497,000
               FOOD & BEVERAGES -- 0.6%
    50,000     WLR Foods, Inc.*<F1>             457,726        406,250
               HEALTHCARE PRODUCTS -- 6.8%
   120,000     Endosonics Corp.*<F1>            852,573        840,000
    17,000     ICN Pharmaceuticals, Inc.        508,895        547,188
   100,000     IGEN International, Inc.*<F1>    769,325      2,912,500
                                          -------------  -------------
                                              2,130,793      4,299,688
               HEALTHCARE SERVICES -- 3.1%
    30,000     Cerner Corp.*<F1>                689,733        629,061
    25,000     Infocure Corp.*<F1>              910,769      1,323,437
                                          -------------  -------------
                                              1,600,502      1,952,498
               INTERNET/SOFTWARE/SERVICES -- 0.9%
    40,000     Open Market, Inc.*<F1>           550,750        567,500
               LEISURE/ENTERTAINMENT -- 3.5%
    20,000     Action Performance
                 Companies, Inc.*<F1>           650,158        660,000
    50,000     Steiner Leisure Ltd.*<F1>      1,032,815      1,515,625
                                          -------------  -------------
                                              1,682,973      2,175,625
               MISCELLANEOUS MANUFACTURING -- 6.7%
    42,200     AIMGlobal Technologies Co.*<F1>  525,331        234,737
    55,000     Arguss Holdings, Inc.*<F1>       723,377      1,041,563
    43,000     P. H. Glatfelter Co.             576,154        628,875
    16,000     Koala Corp.*<F1>                 264,000        428,000
    50,000     Quixote Corp.                    689,750        609,375
    20,000     TJ International, Inc.           635,307        620,000
    30,000     Tredegar Corp.                   740,590        652,500
                                          -------------  -------------
                                              4,154,509      4,215,050
               RETAILING -- 7.0%
    10,000     Cheap Tickets, Inc.*<F1>         471,432        365,000
     8,500     Circuit City Stores-Circuit
                 City Group                     658,219        790,500
    60,000     Hastings Entertainment Inc.*<F1> 814,262        690,000
    12,000     Lowe's Companies, Inc.           720,720        680,250
    32,000     Whitehall Jewellers, Inc.*<F1>   512,000        854,000
    25,000     Zale Corp.*<F1>                  921,745      1,000,000
                                          -------------  -------------
                                              4,098,378      4,379,750
               SEMICONDUCTORS/RELATED -- 10.6%
    16,000     Altera Corp.*<F1>                486,000        589,000
    13,000     Applied Materials, Inc.*<F1>     738,563        960,375
    38,000     Applied Science and
                 Technology, Inc.*<F1>          418,000        855,000
    31,000     ATMI Inc.*<F1>                   753,963        922,250
    20,000     Conexant Systems, Inc.*<F1>      532,095      1,161,250
    23,000     DSP Communications, Inc.*<F1>    512,741        664,125
     8,000     Intel Corp.                      495,750        476,000
    50,000     Symmetricom, Inc.*<F1>           434,849        406,250
     9,000     Teradyne, Inc.*<F1>              629,415        645,750
                                          -------------  -------------
                                              5,001,376      6,680,000
               SOFTWARE & RELATED SERVICES -- 8.1%
    64,000     Ansys, Inc.*<F1>                 594,253        636,000
    19,686     Ardent Software, Inc.*<F1>       327,252        418,328
    18,000     Business Objects
                 S.A.-SP ADR*<F1>               625,360        657,000
    50,000     Level 8 Systems, Inc.*<F1>       556,473        587,500
    25,000     Novell, Inc.*<F1>                642,775        662,500
    20,000     Oracle Corp.*<F1>                647,500        742,500
    50,000     Parametric Technology Corp.*<F1> 723,438        693,750
    50,000     Systems & Computer
                 Technology Corp.*<F1>          477,955        728,125
                                          -------------  -------------
                                              4,595,006      5,125,703
               MISCELLANEOUS TECHNOLOGY -- 0.9%
    20,000     Information Resources
                 Engineering, Inc.*<F1>         309,376        602,500
               TRANSPORTATION -- 1.8%
   110,000     RailAmerica, Inc.*<F1>           637,850      1,134,375
               UTILITIES -- 3.1%
    20,000     Montana Power Co.                872,019      1,410,000
    12,000     The Williams Companies, Inc.     470,970        510,750
                                          -------------  -------------
                                              1,342,989      1,920,750
               MISCELLANEOUS -- 2.1%
     7,000     Tyco International Ltd.          647,482        663,250
    70,000     U.S. Concrete, Inc.*<F1>         586,250        656,250
                                          -------------  -------------
                                              1,233,732      1,319,500
                                          -------------  -------------
               Total common stocks           48,867,300     61,454,235
                                          -------------  -------------
               Total long-term
                 investments                 48,867,300     61,454,235

SHORT-TERM INVESTMENTS -- 2.8% (A)<F2>
               VARIABLE RATE DEMAND NOTE
$1,759,866     Firstar Bank U.S.A., N.A.      1,759,866      1,759,866
                                          -------------  -------------
               Total short-term
                 investments                  1,759,866      1,759,866
                                          -------------  -------------
               Total investments            $50,627,166     63,214,101
                                          -------------
                                          -------------
               Liabilities, less cash and
                 receivables (0.3%) (A)<F2>                   (205,287)
                                                         -------------
NET ASSETS                                                 $63,008,814
                                                         -------------
                                                         -------------
Net Asset Value Per Share
  (No par value, unlimited
  shares authorized), offering
  and redemption price
  ( $63,008,814 / 3,175,722
  shares outstanding)                                      $     19.84
                                                         -------------
                                                         -------------

  *<F1>     Non-income producing security.
 (a)<F2>    Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1999

INCOME:
     Dividends                         $   194,208
     Interest                              167,070
                                       -----------
       Total income                        361,278
                                       -----------
EXPENSES:
     Investment management fees            435,671
     Administrative services                73,564
     Transfer agent fees                    40,251
     Professional fees                      28,307
     Registration fees                      26,307
     Custodian fees                         14,656
     Printing and postage expense           13,415
     Board of Trustees fees                    500
     Other expenses                          4,314
                                       -----------
       Total expenses                      636,985
                                       -----------
NET INVESTMENT LOSS                       (275,707)
                                       -----------
NET REALIZED GAIN ON INVESTMENTS         4,197,831
NET INCREASE IN UNREALIZED
  APPRECIATION ON INVESTMENTS            4,409,534
                                       -----------
NET GAIN ON INVESTMENTS                  8,607,365
                                       -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $8,331,658
                                       -----------
                                       -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1999 and 1998

                                    1999                1998
                                ----------           ----------
OPERATIONS:
     Net investment loss     $   (275,707)       $   (242,268)
     Net realized gain
       on investments           4,197,831           3,547,239
     Net increase in
       unrealized
       appreciation on
       investments              4,409,534           6,145,527
                               -----------         -----------
            Net increase in net
              assets resulting
              from operations   8,331,658           9,450,498
                               -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from
       net realized gains
       ($3.3103 per share)            --           (6,305,849)
                               -----------         -----------
            Total distributions       --           (6,305,849)
                               -----------         -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares
       issued (1,374,542
       and 345,853 shares,
       respectively)           24,034,448           5,911,257
     Net asset value of shares
       issued in distributions
       (411,192 shares)               --            6,072,409
     Cost of shares redeemed
       (544,079 and 242,335
       shares, respectively)   (9,322,815)         (4,141,813)
                               -----------         -----------
            Net increase in
              net assets derived
              from Fund share
              activities        14,711,633           7,841,853
                               -----------         -----------
            TOTAL INCREASE      23,043,291          10,986,502
NET ASSETS AT THE
  BEGINNING OF THE YEAR         39,965,523          28,979,021
                               -----------         -----------
NET ASSETS AT THE
  END OF THE YEAR              $63,008,814         $39,965,523
                               -----------         -----------
                               -----------         -----------

     The accompanying notes to financial statements are an integral part of these statements.


                              FINANCIAL HIGHLIGHTS

  (Selected data for each share of the Fund outstanding throughout each year)


                                   FOR THE YEARS ENDED JUNE 30,
                            ---------------------------------------
                               1999      1998      1997      1996     1995
                             -------   -------   -------   -------   ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value,
       beginning of
       year                 $ 17.04   $ 15.83   $ 17.47   $ 14.68   $ 11.67
     Income from
       investment
       operations:
          Net investment
            loss (a)<F2>      (0.11)    (0.03)    (0.08)    (0.05)    (0.11)
          Net realized
            and unrealized
            gains on
            investments        2.91      4.55      0.58      5.10      3.31
                             -------   -------   -------   -------   ------
     TOTAL FROM
       INVESTMENT
       OPERATIONS              2.80      4.52      0.50      5.05      3.20
     Less distributions:
          Dividend from net
            investment income    --        --        --        --        --
          Distributions
            from net realized
            gains                --     (3.31)    (2.14)    (2.26)    (0.19)
                             -------   -------   -------   -------   ------
     Total from
       distributions             --     (3.31)    (2.14)    (2.26)    (0.19)
                             -------   -------   -------   -------   ------
     Net asset value,
       end of year          $ 19.84   $ 17.04   $ 15.83   $ 17.47   $ 14.68
                             -------   -------   -------   -------   ------
                             -------   -------   -------   -------   ------
TOTAL INVESTMENT RETURN        16.4%     32.8%      5.0%     38.4%     27.8%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of
       year (in 000's $)     63,009    39,966    28,979    26,972    11,685
     Ratio of expenses
       to average net
       assets                   1.5%      1.5%      1.6%      1.8%      2.0%
     Ratio of net
       investment loss
       to average net
       assets                  (0.6)%    (0.7)%    (0.7)%    (1.3)%    (1.2)%
     Portfolio turnover
       rate                   162.1%    116.3%    140.6%    177.5%    147.8%

(a)<F2>In 1999, net investment loss per share is calculated using average shares outstanding. in prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

  The following is a summary of significant accounting policies of The Henlopen Fund (the "Fund"), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December 2, 1992. The investment objective of the Fund is long-term capital appreciation.

  (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

  (b) Net realized gains and losses on common stock are computed on the identified cost basis.

  (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has utilized $1,044,039 of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations. In the current year, the Fund has $1,320,915 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2000.

  (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

  (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

  The Fund has a management agreement with Landis Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

  The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of the Fund and 0.1% on the daily net assets of the Fund over $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

  Net investment income and net realized gains, if any, are distributed to shareholders. On July 29, 1999, the Fund distributed $4,190,222 from net short-term realized gains ($1.24532 per share) and $8,778 from long-term realized gains ($0.00261 per share). The distributions were paid on July 30, 1999, to shareholders of record on July 28, 1999.

(4)  INVESTMENT TRANSACTIONS --

  For the year ended June 30, 1999, purchases and proceeds of sales of investment securities (excluding short-term securities) were $81,156,991 and $67,116,504, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

  As of June 30, 1999, liabilities of the Fund included the following:
            Payable to brokers for investments purchased        $   846,313
            Payable to the Adviser for management fees               46,438
            Other liabilities                                        26,236

(6)  SOURCES OF NET ASSETS --

  As of June 30, 1999, the sources of net assets were as follows:
            Fund shares issued and outstanding                  $47,543,794
            Net unrealized appreciation on investments           12,586,935
            Accumulated net realized gain                         2,878,085
                                                                -----------
                                                                $63,008,814
                                                                -----------
                                                                -----------

  Aggregate net unrealized appreciation as of June 30, 1999, consisted of the following:
            Aggregate gross unrealized appreciation             $14,055,834
            Aggregate gross unrealized depreciation              (1,468,899)
                                                                -----------

               Net unrealized appreciation                      $12,586,935
                                                                -----------
                                                                -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

  There were no distributions paid to shareholders by the Fund during the fiscal year ended June 30, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone 414-212-1600

July 30, 1999

To the Shareholders and Trustees
of The Henlopen Fund
  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Henlopen Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

                               BOARD OF TRUSTEES

          ROBERT J. FAHEY, JR.                        MICHAEL L. HERSHEY
Director of Real Estate Investment Banking     Chairman, Landis Associates, Inc.
Cushman &Wakefield of Pennsylvania, Inc.         Kennett Square, Pennsylvania
       Philadelphia, Pennsylvania

        STEPHEN L. HERSHEY, M.D.                  P. COLEMAN TOWNSEND, JR.
               President,                        Chairman, Townsends, Inc.
First State Orthopaedic Consultants, P.A.         Wilmington, Delaware
            Newark, Delaware


               Custodian                               Investment Adviser
       FIRSTAR BANK MILWAUKEE, NA                    LANDIS ASSOCIATES, INC.

           Transfer Agent and                      Independent Accountants
       Dividend Disbursing Agent                 PRICEWATERHOUSECOOPERS LLP
          FIRSTAR MUTUAL FUND
             SERVICES,LLC                              Legal Counsel
                                                      FOLEY & LARDNER

                               THE HENLOPEN FUND
                           LONGWOOD CORPORATE CENTER
                                   SUITE 213
                               415 MCFARLAN ROAD
                       KENNETT SQUARE, PENNSYLVANIA 19348
                                 (610-925-0400)

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.